SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement       [  ]  Confidential, for Use of the
         Commission                              Commission
[X]      Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  EGAMES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                                  eGames, Inc.
                         2000 Cabot Boulevard, Suite 110
                       Langhorne, Pennsylvania 19047-1811


                                                                February 4, 2002


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of eGames, Inc. (the "Company") which will be held at 11:00 a.m. Eastern Standard Time on Tuesday, March 12, 2002 at the Company's offices, 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         Your participation in the Company's affairs is important. To assure your representation at the meeting, whether or not you expect to attend, please date and sign the enclosed proxy card and return it as soon as possible in the envelope provided. Also, please indicate on the proxy card whether you plan to attend the meeting.

         Your copy of the Company's 2001 Annual Report is also enclosed. We appreciate your interest in the Company. Thank you for your attention to this important matter.

Sincerely,

Gerald W. Klein
President and
Chief Executive Officer


Whether or not you plan to attend the meeting, please date and sign your proxy card and promptly return it in the reply envelope provided (which requires no postage if mailed in the United States). Thank you.

                                  EGAMES, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1811
                                 (215) 750-6606

                    Notice of Annual Meeting of Shareholders
                                 March 12, 2002

To Our Shareholders:

         The Annual Meeting of Shareholders of eGames, Inc. (the "Company") will be held at 11:00 a.m. Eastern Standard Time on Tuesday, March 12, 2002, at the Company's offices, 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania, for the following purposes:

         1. To elect four (4) directors; and

         2. To act upon such other business as may properly come before the meeting.

         The Board of Directors has fixed December 26, 2001 as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to receive notice of the meeting and to vote at the meeting.

         You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to date and sign the enclosed proxy card and promptly return it in the envelope provided (which requires no postage if mailed in the United States).

By Order of the Board of Directors,

Ellen Pulver Flatt
Secretary


February 4, 2002


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). THANK YOU.

                                  EGAMES, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1811
                       ----------------------------------

                                 PROXY STATEMENT

         eGames, Inc. (the "Company") is providing to its shareholders this proxy statement and the accompanying proxy card in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's offices, 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania on March 12, 2002 at 11:00 a.m. Eastern Standard Time, or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to shareholders on or about February 4, 2002.

                       VOTE REQUIRED AND PROXY INFORMATION

         Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the Company's nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

         A proxy statement given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company, at or before the meeting, a written notice of revocation bearing a date later than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Ellen Pulver Flatt, Secretary, eGames, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania 19047-1811.

         All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum for each of the matters on which shareholders will vote at the Meeting. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Election of Directors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast in the election. Directors shall be elected by a plurality, and the four nominees who receive the most votes will be elected. Votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions will be considered present and entitled to vote at the meeting, but will not be counted as votes cast in the affirmative. Broker non-votes will not be taken into account in determining the outcome of the election.

           The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

                                VOTING SECURITIES

         At the close of business on December 26, 2001, the record date for the determination of shareholders entitled to receive notice of and to vote at the Company's Annual Meeting of Shareholders, the Company's outstanding voting securities consisted of 9,989,337 shares of Common Stock. Holders of Common Stock are entitled to one vote per share.

                               SECURITY OWNERSHIP

         The following table sets forth information as supplied to the Company regarding the number and percentage of shares of the Company's Common Stock beneficially owned on November 28, 2001 by: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock;
(ii) each nominee for director and director of the Company; (iii) each of the Company's executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

                                                  Amount and Nature
Name of                                             of Beneficial         Percent of Class
Beneficial Owner (1)                                Ownership (2)        Beneficially Owned
--------------------                              -----------------      ------------------

Robert M. Aiken, Jr.                                    70,500  (3)             *
2 Cedar Marsh Retreat
Savannah, GA  31411-2922

William C. Acheson                                      384,900 (4)             3.7%

Lawrence Fanelle                                        168,675 (5)             1.6%

Gerald W. Klein                                         475,000 (6)             4.6%

Odyssey Capital Group, L.P.                             797,500 (7)             7.9%
950 West Valley Road, Suite 2902
Wayne, PA 19087

Thomas D. Parente                                        90,000 (8)             *
133 Union Mill Terrace
Mt. Laurel, NJ 08054

Nancy M. Simpson                                        198,000 (9)             1.9%
2 Belmont Blvd.
Sewell, NJ 08080

Richard Siporin                                          60,300(10)             *


Lambert C. Thom                                         113,624(11)             1.1%
Bangert Dawes Reade Davis & Thom
106 Lyford Drive
Tiburon, CA  94920

All officers and directors as a group (9 persons)     1,663,541(12)             14.8%

-------

*Less than 1%.

(1) Unless otherwise indicated, the address of each named holder is c/o eGames, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, PA 19047.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within sixty days of November 28, 2001 are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 57,500 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of November 28, 2001 or became exercisable within 60 days of that date.

(4) Includes 290,600 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of November 28, 2001 or became exercisable within 60 days of that date.

(5) Includes 166,600 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of November 28, 2001 or became exercisable within 60 days of that date. Also includes 2,075 shares held by Mr. Fanelle's immediate family members.

(6) Includes 230,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of November 28, 2001 or became exercisable within 60 days of that date.

(7) The information presented is as of June 30, 2001 based upon information supplied to the Company by Odyssey Capital Group, L.P. ("Odyssey"). Includes 28,000 shares of Common Stock issuable upon exercise of warrants. Voting and investment power of the shares of Common Stock held by Odyssey are shared by Odyssey and John P. Kirwin, Bruce E. Terker and Kirk B. Griswold, who are each officers of the corporate general partner of Odyssey. Also includes 250,000 shares held by a partnership controlled by Mr. Terker.

(8) Includes 52,500 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of November 28, 2001 or became exercisable within 60 days of that date. Also includes 5,550 shares held by Mr. Parente's immediate family members.

(9) The information presented is as of June 30, 2001 based upon information supplied to the Company by Ms. Simpson. Includes 185,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of November 28, 2001 or became exercisable within 60 days of that date.

(10) Includes 58,000 shares of Common Stock that may be acquired through the exercise of options that were exercisable as of November 28, 2001 of became exercisable within 60 days of that date.

(11) Includes 57,500 of Common Stock that may be acquired through the exercise of options that were exercisable as of November 28, 2001 or became exercisable within 60 days of that date.

(12) Includes 1,191,600 shares of Common Stock that may be acquired by such persons through the exercise of options and/or conversion of convertible subordinated debt that were exercisable or convertible as of November 28, 2001 or became exercisable or convertible within 60 days of that date.

                        EXECUTIVE OFFICERS OF THE COMPANY

              The executive officers of the Company are as follows:

     Name             Age                Position
     ----             ---                --------
Gerald W. Klein        53    President and Chief Executive Officer
William C. Acheson     51    Vice President, Product Development
Lawrence Fanelle       49    Vice President, Operations
Thomas W. Murphy       42    Vice President, Finance and Chief Financial Officer
Richard Siporin        41    Vice President, Sales

         Mr. Klein has been President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. Mr. Klein is a certified public accountant.

         Mr. Acheson has been the Company's Vice President of Product Development since July 2001. Prior to that he served as the Company's Executive Vice President from December 1999. He joined the Company in May 1997 as the Company's Vice President - Sales and Marketing. Prior to that, Mr. Acheson provided marketing consulting services to the Company from January 1997 until April 1997. From 1992 until April 1996, Mr. Acheson served as Senior Vice President of Revlon, Inc.

         Mr. Fanelle has been the Company's Vice President of Operations since November 1998. He joined the Company as General Manager in September 1997. Prior to joining the Company, Mr. Fanelle was Vice President of Operations of Besam, Inc., a manufacturer of automatic doors primarily for retail stores and supermarkets. Mr. Fanelle joined Besam in 1994 as Director of Operations. From 1979 to 1986, Mr. Fanelle was employed by Checkpoint Systems, Inc., a provider of security and access control systems and was Vice President of Operations of that company from 1987 to 1994.

         Mr. Murphy has been Chief Financial Officer of the Company since July 1999. He joined the Company as Controller in May 1996. Prior to joining the Company, Mr. Murphy was Controller of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries, from January 1995 until April 1996, and Accounting Manager of Ohmicron, Inc., a biotechnology company, from January 1993 until December 1994. From September

1985 to May 1992, Mr. Murphy served as Accounting Manager at Checkpoint Systems, Inc., a provider of security and access control systems. Mr. Murphy has been a certified public accountant since 1987.

         Mr. Siporin joined the Company in January 2000 as Vice President of Sales. Prior to joining the Company, he served as Senior Vice President of Sales for Sunbeam, Inc., Health Division. From 1988 to 1998, Mr. Siporin served in a number of positions at Revlon, Inc., including serving as Vice President of Sales from 1992 to 1998. From 1982 to 1988, Mr. Siporin held a number of sales management positions with Playtex Family Products.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Four directors are to be elected at the Annual Meeting to serve for one-year terms until the next Annual Meeting and until their respective successors are elected and qualified. The Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "for" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

         The following information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.

Director Name                   Age           Title                                       Since
-------------                   ---           -----                                       -----
Robert M. Aiken, Jr.(1)(2)     59       Chairman of the Board of Directors                 1998

Gerald W. Klein                53       Director, President and Chief Executive Officer    1994

Thomas D. Parente(1)(2)        55       Director                                           1995

Lambert C. Thom (1)(2)         56       Director                                           1997
-------

(1)      Member of Audit Committee
(2)      Member of Compensation Committee

The principal occupation of each of the directors of the Company is set forth below.

         Robert M. Aiken, Jr., who has been a director since January 1998 and Chairman of the Board since December 2000, has been President of RMA Consulting, Inc., a management-consulting firm, since July 1998. From November 1996 to June 1998, Mr. Aiken was Executive Vice President and Chief Financial Officer of Sunoco, Inc. (formerly Sun Company, Inc.), and from September 1990 to October 1996, Mr. Aiken was Senior Vice President and Chief Financial Officer of Sunoco, Inc. Mr. Aiken is a certified public accountant. In addition to serving on the Company's board, Mr. Aiken serves on the Board of Trustees for Bryn Mawr College.

         Gerald W. Klein has served as President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. From 1979 to 1991, Mr. Klein was employed by Checkpoint Systems, Inc., a provider of security and access control systems to retailers, commercial businesses, and libraries and was President and Chief Operating Officer of that company from April 1986 to July 1991. Mr. Klein is a certified public accountant.

         Thomas D. Parente joined the Company as a Director in June 1995, and was elected as Chairman of the Board in August 1998, which position he held until December 2000. Mr. Parente is Corporate Secretary and Director of Corporate Development for Ole Hansen & Sons, Inc., a privately owned holding company, a position he has held since December 1996. From May 1995 to November 1996, he was self-employed as a financial consultant to businesses. From April 1988 until April 1995, he was a Vice President and the Chief Financial Officer of Suvar Corporation, a manufacturer of specialty chemicals for the printing and coatings markets. From June 1970 until April 1988, Mr. Parente was employed by KPMG LLP and was a partner with that firm from April 1979 until April 1988. Mr. Parente is a certified public accountant.

         Lambert C. Thom joined the Company as a Director in December 1997. He has served as Vice President and Managing Director of Bangert, Dawes, Reade, Davis & Thom, Incorporated, a private investment firm, since 1975. From 1989 to 1995, Mr. Thom served as Vice President of John Hancock Capital Growth Management, Inc., an investment management firm.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met eight times during fiscal 2001. During fiscal 2001, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has a standing Audit Committee and a Compensation Committee. The Audit Committee has the authority and duty to recommend to the Board of Directors the auditors to be engaged as the Company's independent public accountants, to evaluate the performance of the Company's independent public accountants and to review the results and scope of the audit and other services provided by the Company's independent accountants. The Audit Committee also assesses the Company's internal accounting controls, reviews the Company's financial disclosures and takes such other action as it deems appropriate to ensure the appropriate safeguarding of the Company's assets and accounting of its assets and liabilities. In June 2000, the Board of Directors adopted a written charter for the Audit Committee, delineating the Audit Committee's functions, powers and duties, a copy of which is attached to this Proxy Statement as Exhibit A. The members of the Audit Committee are Messrs. Parente, Thom and Aiken. This committee met three times during fiscal 2001.

         The Compensation Committee reviews the Company's compensation practices and benefit plans, determines the compensation of the Company's executive officers, approves goals for Company-wide incentive plans and evaluates performance against these goals. The members of the Compensation Committee are Messrs. Aiken, Parente and Thom. This Committee met two times during fiscal 2001.

                             AUDIT COMMITTEE REPORT

            The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2001 with management and has received the written disclosures and the letter from KPMG LLP, the Company's independent auditors for the fiscal year ended June 30, 2001, required by

Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committee). The Audit Committee has also discussed with KPMG LLP the Company's audited financial statements for the fiscal year ended June 30, 2001, including among other things the quality of the Company's accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and the auditor's independence, as well as the other matters required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants.

         Based on these discussions with KPMG LLP and the results of the audit of the Company's financial statements, the Audit Committee members recommended unanimously to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.

         The members of the Audit Committee are Robert M. Aiken, Jr., Lambert C. Thom and Thomas D. Parente.

                            COMPENSATION OF DIRECTORS

         The non-employee members of the Board of Directors receive $500 per meeting attended. Additionally, the members of the Audit Committee receive $500 for each committee meeting attended and the members of the Compensation Committee receive $500 for each committee meeting attended. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members. Additionally, the Company's Amended and Restated 1995 Stock Option Plan provides that all non-employee members of the Board of Directors receive an initial grant of options to purchase 10,000 shares of Common Stock upon appointment or election to the Board, and thereafter receive options to purchase 5,000 shares of Common Stock on January 1 of each year that such person is a non-employee director. The options have terms of five years and have an exercise price equal to the fair market value on the date of grant. On January 25, 2001, the Company granted options for 25,000 shares of Common Stock to each non-employee director in lieu of the automatic annual option grants.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the compensation paid during the fiscal years ended June 30, 2001, 2000 and 1999 to the Company's Chief Executive Officer and the Company's other executive officers whose salary and bonus exceeded $100,000 during the 2001 fiscal year.

                                                     Annual Compensation                    Long-Term Compensation
                                                     -------------------                    ----------------------
                                                                                      Securities
                                             Fiscal                                   Underlying           All Other
Name & Principal Position                     Year      Salary ($)     Bonus ($)      Options (#)       Compensation (1)
-------------------------                     ----      ----------     ---------      -----------       ----------------

Gerald W. Klein                               2001        176,086         -0-          150,000              $4,964
President and Chief Executive Officer         2000        175,885         -0-           37,500              $5,000
                                              1999        165,757         -0-           30,000              $5,581


William C. Acheson                            2001        165,961         -0-           50,000              $5,250
Vice President -                              2000        162,877         -0-           25,000              $5,375
Product Development                           1999        150,327         -0-           29,000              $6,055


Nancy M. Simpson (2)                          2001        120,677         -0-           50,000              $5,250
Former Vice President - Product               2000        120,477         -0-           10,000              $5,375
Development                                   1999        106,404         -0-           25,000              $5,375


Lawrence Fanelle                              2001        123,012         -0-           50,000              $5,250
Vice President - Operations                   2000        122,812         -0-           10,000              $5,375
                                              1999        108,135         -0-           25,000              $5,000

Richard Siporin                               2001        150,825         -0-           50,000              $7,904
Vice President - Sales                        2000         60,577         -0-          100,000              $2,596
                                              1999            -0-         -0-              -0-              $ - 0-
--------------------------

(1) Represents amounts contributed by the Company to each named executive officer's 401(k) Plan.
(2) On August 2, 2001, Ms. Simpson's employment was terminated as a result of reductions in the Company's workforce to reduce payroll expenses. Pursuant to a separation agreement entered into at the time Ms. Simpson's employment was terminated, the Company paid Ms. Simpson the equivalent of two weeks' base salary, and also provided her with medical and dental insurance through October 31, 2001 at the Company's expense. She also received a personal computer and a laptop computer from the Company, valued at approximately $4,000, as part of her separation package.

Option Grants During 2001 Fiscal Year

The following table provides information related to options granted to the named executive officers during fiscal 2001. The Company does not have any outstanding stock appreciation rights.


                         Number of Securities    Percent of Total Options
                          Underlying Options     Granted to Employees in      Exercise Price
      Name                     Granted                 Fiscal Year              ($/Share)        Expiration Date
      ----                     -------                 -----------              ---------        ---------------
Gerald W. Klein               150,000(1)                   19 %                   $0.25               1/25/06
William C. Acheson             50,000(2)                    6 %                   $0.25               1/25/06
Nancy M. Simpson               50,000(2)                    6 %                   $0.25               1/25/06
Lawrence Fanelle               50,000(2)                    6 %                   $0.25               1/25/06
Richard Siporin                50,000(2)                    6 %                   $0.25               1/25/06

(1) 75,000 of these options become exercisable on each of January 25, 2002 and January 25, 2003.
(2) 25,000 of these options become exercisable on each of January 25, 2002 and January 25, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option
--------------------------------------------------------------------------
Values
------

The following table provides information related to employee options exercised by the named executive officers during fiscal 2001 and the value of such options at year-end.

                          Shares                               Number of Securities         Value* of Unexercised
                         Acquired                             Underlying Unexercised       In-The-Money Options at
                        on Exercise                            Options at FY End (#)              FY-End ($)
     Name                   (#)        Value Realized ($)    Exercisable/Un-exercisable   Exercisable/Un-exercisable
     ----                              ------------------    --------------------------   --------------------------
Gerald W. Klein             -0-               -0-                132,000 / 185,000                 -0- / -0-
William C. Acheson          -0-               -0-                 247,633 / 76,367                 -0- / -0-
Nancy M. Simpson            -0-               -0-                 119,966 / 65,034                 -0- / -0-
Lawrence Fanelle            -0-               -0-                 129,900 / 65,100                 -0- / -0-
Richard Siporin             -0-               -0-                 33,000 / 117,000                 -0- / -0-

* Value of options based upon a share price of $0.14, the closing price of the Common Stock on June 30, 2001.

Long-Term Incentive Plans

       The Company does not have any long-term incentive plans.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       No independent public accountants have yet been selected for the fiscal year ending June 30, 2002. The Company is currently reviewing its options in order to minimize costs associated with the audit of the Company's financial statements for the fiscal year ending June 30, 2002. KPMG LLP was the Company's independent public accounting firm for the fiscal year ended June 30, 2001. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Company incurred the following fees for audit and other services performed by KPMG LLP with respect to fiscal 2001:

Audit Fees..........................................................   $ 192,100
Financial Information, Systems Design and Implementation Fees.......   $     -0-
All Other Fees......................................................   $  52,091

The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the independent public accountant's independence.

                              SHAREHOLDER PROPOSALS

       To be considered for inclusion in the Company's proxy statement relating to the Company's next Annual Meeting of Shareholders, shareholder proposals must be received by the Company at its corporate office by June 21, 2002. In accordance with the Company's Bylaws, to be considered for presentation at the next Annual Meeting of Shareholders, although not included in the Company's proxy statement, shareholder proposals must be received no later than August 20, 2002.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission reports about their beneficial ownership of the Company's Common Stock. All such persons are required by the Commission to furnish the Company with copies of all reports that they file.

       Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no other reports were required, the Company believes that during the fiscal year ended June 30, 2001, all of its officers and directors complied with all filing requirements applicable to them.

                                  OTHER MATTERS

       The Company currently knows of no other business that will be presented for consideration at the Annual Meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies. If any such matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.

EVERY PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO ELLEN PULVER FLATT, SECRETARY, AT 2000 CABOT BOULEVARD, SUITE 110, LANGHORNE, PA 19047.

By order of the Board of Directors,

Ellen Pulver Flatt
Secretary

                                    Exhibit A

                                  eGames, Inc.
            Charter of the Audit Committee of the Board of Directors

I.  Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors.

o Provide an avenue of communication among the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

                                Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

                              Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                                Legal Compliance

12. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities
     --------------------------------------

16. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

17. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

18. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

19. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                                 REVOCABLE PROXY
                                  EGAMES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 12, 2002


       The undersigned hereby appoints Gerald W. Klein and William C. Acheson, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of eGames, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 2000 Cabot Boulevard West, Suite 110, Langhorne, Pennsylvania on March 12, 2002 at 11:00 a.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary).

                [   ] FOR                     [   ] VOTE WITHHELD

INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name below.

ROBERT M. AIKEN, JR.     GERALD W. KLEIN     THOMAS D. PARENTE

LAMBERT C. THOM

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

       The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.

                  (Continued and to be SIGNED on Reverse Side)

       THIS PROXY IS SOLICITED ON BEHALF OF THE EGAMES BOARD OF DIRECTORS

       Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

                                        Date:                           , 2002
                                             ---------------------------------
                                                 (Please date this Proxy)


                                             ---------------------------------
                                                 Signature of Shareholder


                                             ---------------------------------
                                                 Signature of Shareholder

                                               Please sign exactly as your
                                               name(s) appear(s) to the
                                               left. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give your
                                               full title. If shares are
                                               held jointly, each holder
                                               should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE